PAYROLL AND SOCIAL SECURITY TAXES PAYABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Current
Salaries	$ 15,592	$ 12,815
Social security tax	37,716	25,412
Provision for vacation, bonus and others	148,874	146,000
Directors fees	187	214
Cash-settled scheme	1,343	0
Other	107	23
TOTAL	203,819	184,464
Non current
Provision for vacation, bonus and others	2,776	0
Cash-settled scheme	1,540	0
TOTAL	$ 4,316	$ 0